UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 16, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-B Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

This amendment to the Current Report on Form 8-K, originally dated December 16, 2002, is being filed in order to replace the incorrect exhibit that was attached to the original Current Report.

Item 5. Other Events.

On December 16, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 17, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
99.1	Servicer's Certificate for the month of November 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-B OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	________________________________________
	Name: Title:	Joji Tagawa Treasurer

January 29, 2003

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of November 2002	5

NAR 2002-B

Collection Period	Nov-02			30/360 Days	30
Distribution Date	16-Dec-02			Actual/360 Days	31

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,623,861,765.57	1,297,161,457.35	1,253,336,726.35	0.771825
Total Securities		1,623,861,765.57	1,297,161,457.35	1,253,336,726.35	0.771825
Class A-1 Notes	2.09000%	430,000,000.00	103,299,691.78	59,474,960.78	0.138314
Class A-2 Notes	3.07000%	360,000,000.00	360,000,000.00	360,000,000.00	1.000000
Class A-3 Notes	3.99000%	465,000,000.00	465,000,000.00	465,000,000.00	1.000000
Class A-4 Notes	4.60000%	279,549,000.00	279,549,000.00	279,549,000.00	1.000000
Certificates	0.00000%	89,312,765.57	89,312,765.57	89,312,765.57	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	43,824,731.00	185,910.75	101.9179791	0.4323506
Class A-2 Notes	0.00	921,000.00	-	2.5583333
Class A-3 Notes	0.00	1,546,125.00	-	3.3250000
Class A-4 Notes	0.00	1,071,604.50	-	3.8333333
Certificates	0.00	0.00	-	-
Total Securities	43,824,731.00	3,724,640.25

I. COLLECTIONS

Interest:
Interest Collections				5,238,087.05
Repurchased Loan Proceeds Related to Interest				0.00
Total Interest Collections				5,238,087.05

Principal:
Principal Collections				42,644,174.92
Repurchased Loan Proceeds Related to Principal				0.00
Total Principal Collections				42,644,174.92

Recoveries of Defaulted Receivables				522,268.58
Investment Earnings on Yield Supplement Account				19,786.03
Release from the Yield Supplement Account				1,269,556.70
Servicer Advances				157,318.87

Total Collections				49,851,192.15

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			87,792	1,297,161,457.35
Total Principal Collections				42,644,174.92
Principal Amount of Gross Losses				1,180,556.08
Pool Balance - End of Period			86,289	1,253,336,726.35

III. DISTRIBUTIONS

Total Collections				49,851,192.15
Reserve Account Draw				0.00
Total Available for Distribution				49,851,192.15

1. Reimbursement of Advance				0.00

2. Servicing Fee:
Servicing Fee Due				1,080,967.88
Servicing Fee Paid				1,080,967.88
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				185,910.75

Class A-1 Notes Monthly Interest Paid				185,910.75
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				921,000.00

Class A-2 Notes Monthly Interest Paid				921,000.00
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				1,546,125.00

Class A-3 Notes Monthly Interest Paid				1,546,125.00
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				1,071,604.50

Class A-4 Notes Monthly Interest Paid				1,071,604.50
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				3,724,640.25
Total Note Monthly Interest Paid				3,724,640.25
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				45,045,584.02

4. Total Monthly Principal Paid on the Notes				43,824,731.00

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				43,824,731.00
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,220,853.02
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,220,853.02

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				22,297,550.81
Release to Collection Account				1,269,556.70
Ending Yield Supplement Account Balance				21,027,994.11

V. RESERVE ACCOUNT

Initial Reserve Account Amount				8,119,308.83
Required Reserve Account Amount				12,178,963.24
Beginning Reserve Account Balance				12,178,963.24
Ending Reserve Account Balance				12,178,963.24

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.14%	Pass
Average Three Period Charge Off Rate			3.25%	0.60%	Pass

Required Reserve Account Amount for Next Period				12,178,963.24

VI. POOL STATISTICS

Weighted Average Coupon				5.24%
Weighted Average Remaining Maturity				43.14

Principal Recoveries of Defaulted Receivables				522,268.58
Principal on Defaulted Receivables				1,180,556.08
Pool Balance at Beginning of Collection Period				1,297,161,457.35
Net Loss Ratio				0.61%

Net Loss Ratio for Second Preceding Collection Period				0.51%
Net Loss Ratio for Preceding Collection Period				0.68%
Net Loss Ratio for Current Collection Period				0.61%
Average Net Loss Ratio				0.60%

Cumulative Net Losses for all Periods				4,173,393.94

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			10,057,517.52	655
61-90 Days Delinquent			1,822,945.39	116
91-120 Days Delinquent			222,968.44	14
Total Delinquent Receivables:			12,103,431.35	785
60+ Days Delinquencies as Percentage of Receivables			0.16%	0.15%

Delinquency Ratio for Second Preceding Collection Period				0.13%
Delinquency Ratio for Preceding Collection Period				0.13%
Delinquency Ratio for Current Collection Period				0.15%
Average Delinquency Ratio				0.14%